UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 31, 2022

THUMZUP MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

(State or Other Jurisdiction of Incorporation)

Nevada	333-255624	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 S Carson Street, Suite 4, Carson City, NV 89701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 237-2887

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.03 Amendments to Articles of Incorporation or Bylaws; change in Fiscal Year.

On October 31, 2022, the board of directors (the “Board”) of Thumzup Media Corporation (the “Company”) adopted a resolution, subject to shareholder approval, to increase its authorized capital from 100,000,000 to 275,000,000 of which consist of 250,000,000 shares of common stock (the “Common Stock”) and 25,000,000 shares of blank check preferred stock (the “Preferred Stock”), by amending and restating the Company’s articles of incorporation (the “Articles of Incorporation”). On October 31, 2022, a majority of the shareholders of the Company adopted a resolution to increase the Company’s authorized capital from 100,000,000 to 275,000,000 of which consist of 250,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock.

On November 4, 2022, the Company filed a Certificate of Amendment with the Secretary of State of the State of Nevada to authorize 275,000,000 shares of the Company, of which consist of 250,000,000 shares of Common Stock and 25,000,000 shares of Preferred Stock.

Item 8.01 Other Events.

On October 31, 2022, the Board and a majority of the shareholders adopted resolutions to grant discretionary authority to the Board to amend the Articles of Incorporation to effect one or more consolidations of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be combined and reclassified into one share of Common Stock at a ratio within the range from 1-for-2 up to 1-for-10 (each, a “Reverse Stock Split”), provided that, the Company shall not effect Reverse Stock Splits that, in the aggregate, exceed 1-for-10.

On October 31, 2022, the Board and a majority of the shareholders adopted resolutions to grant discretionary authority to the Board to amend the Articles of Incorporation to effect one or more forward splits of the issued and outstanding shares of Common Stock, pursuant to which the shares of Common Stock would be increased at a ratio within the range from 2-for-1 up to 10-for-1 (each, a “Forward Stock Split”), provided that, the Company shall not effect Forward Stock Splits that, in the aggregate, exceed 10-for-1.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit NO.	Description

3.1	Certificate of Amendment to the Articles of Incorporation filed with the Secretary of State of the State of Nevada on November 4, 2022

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THUMZUP MEDIA CORPORATION

Date: November 4, 2022	By:/s/ ROBERT STEELE

Robert Steele
Chief Executive Officer